EXHIBIT 32.1


          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Technology Consulting Partners, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Frederick R. Clark, Jr., Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                             /s/ Frederick R. Clark, Jr.
                             ---------------------------
                             Frederick R. Clark, Jr.
                             Chief Executive and Chief Financial Officer
Date: January 8, 2004